Exhibit 10.3

SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Second Amendment to Agreement and Plan of Merger (the “Amendment”) dated as of April 3, 2007, is entered into by and among American Access Technologies, Inc., a Florida corporation (“AAT”), AAT Merger Sub, Inc., a Florida corporation and a wholly-owned subsidiary of AAT (“Merger Sub”) and M & I Electric Industries, Inc., a Texas corporation (“M & I”).

WHEREAS, AAT, Merger Sub and M & I have previously entered into that certain Agreement and Plan of Merger dated as of December 1, 2006 as amended by agreement dated March 13, 2007 providing for the merger of M & I with Merger Sub in accordance with the terms and provisions more specifically set forth therein (the “Merger Agreement”); and

WHEREAS, AAT, Merger Sub and M & I desire to amend the Merger Agreement pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Merger Agreement.

2. The undersigned parties hereby expressly amend the Merger Agreement as follows:

Section 9.1(a)(vi) is amended to change the date set forth therein from April 30, 2007 to May 18, 2007.

3. Except as herein provided, the terms of the Merger Agreement shall remain in full force and effect.

4. This Amendment may be executed in several counterparts, and all such counterparts, when so executed and delivered, shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AMERICAN ACCESS TECHNOLOGIES, INC.		M & I ELECTRIC INDUSTRIES, INC.

By:	/s/ Timothy C. Adams	By:	/s/ Arthur G. Dauber
Title:	President	Title:	President

AAT MERGER SUB, INC.

By:	/s/ Timothy C. Adams
Title:	President